                                                                   Exhibit 10.76
                                [JPMORGAN LOGO]

JPMorgan Chase Bank
Global Derivative Operations
4 Metrotech Center, 17th Floor
Brooklyn, New York 11245

                         INTEREST RATE SWAP CONFIRMATION
                              AMENDED AND RESTATED

To    : NELNET INC.
Attn  : JULIE HEYEN /NANCY HARMS
Fax   : 1-402-458-2294
Date  : 26 August 2003
Re    : Transaction Reference No. 0001721703/66095187

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date below. It constitutes a "Confirmation" as referred to in the ISDA Master Agreement described below.

         The definitions and provisions contained in the 2000ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

    1. This Confirmation supplements, forms part of, and is subject to, the Master Agreement dated as of 20 May 2002, as amended and supplemented from time to time (the "Agreement"), between JPMorgan Chase Bank ("JPMorgan") and Nelnet Inc. ("Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

    2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:                USD 500,000,000.00

         TRADE DATE:                     4 August 2003

         EFFECTIVE DATE:                 25 August 2003

         TERMINATION DATE:               25 May 2004, subject to adjustment in
                                         accordance with the Following Business
                                         Day Convention.

         FLOATING AMOUNTS (1):

         FLOATING RATE PAYER:            Counterparty

Confirmation - Swap Transaction                JPMorgan Ref: 0001721703/66095187

         FLOATING RATE PAYER
         PAYMENT DATES:                  25 November, 25 February, 25 May, 25
                                         August of each year commencing with 25
                                         November 2003 and ending with, and
                                         including, the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

         FLOATING RATE FOR INITIAL
         CALCULATION PERIOD:             TO BE DETERMINED

         FLOATING RATE OPTION:           USD - TBILL - H.15

         SPREAD:                         plus 0:305000 percent

         METHOD OF AVERAGING:            Unweighted Average Rate

         RESET DATES:                    Weekly

         COMPOUNDING:                    Not Applicable

         FLOATING RATE
         DAY COUNT FRACTION:             Actual/Actual

         BUSINESS DAYS:                  New York

         FLOATING AMOUNTS (2):

         FLOATING RATE PAYER:            JPMorgan

         FLOATING RATE PAYER
         PAYMENT DATES:                  25 November, 25 February, 25 May, 25
                                         August of each year commencing with 25
                                         November 2003 and ending with, and
                                         including, the Termination Date,
                                         subject to adjustment in accordance
                                         with the Following Business Day
                                         Convention.

         FLOATING RATE FOR INITIAL
         CALCULATION PERIOD:             TO BE DETERMINED

         FLOATING RATE OPTION:           USD - LIBOR - BBA

         SPREAD:                         None

         DESIGNATED MATURITY:            3 Months

         RESET DATES:                    The first day of each Calculation
                                         Period.

         COMPOUNDING:                    Not Applicable

Confirmation - Swap Transaction                JPMorgan Ref: 0001721703/66095187

         FLOATING RATE
         DAY COUNT FRACTION:          Actual/360

         BUSINESS DAYS:               New York

         CALCULATION AGENT:           JPMorgan, unless otherwise specified
                                      in the Agreement.

    3.   ACCOUNT DETAILS

         PAYMENTS TO JPMORGAN:
                                      JPMORGAN CHASE BANK, NEW YORK,
                                      JPMORGAN, NY ABA# 021000021, A/C#
                                      900-900-1364

         PAYMENTS TO COUNTERPARTY:
                                      To be Advised

    4. OFFICE, ADDRESS AND TELEPHONE NUMBER FOR NOTICES IN CONNECTION WITH THIS TRANSACTION

                    (a) COUNTERPARTY: its Office in
                                      To be advised

                    (b) JPMORGAN: its head Office in
                                      New York c/o Global Derivative Operations
                                      4 Metrotech Center, 17th Floor
                                      Brooklyn, New York 11245

    5.   DOCUMENTS TO BE DELIVERED

         Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

    6.   RELATIONSHIP BETWEEN PARTIES

         Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

         (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary, It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a

Confirmation - Swap Transaction             JPMorgan Ref: 0001721703/66095187

         recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as co the expected results of that Transaction.

         (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

         (c)Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of chat Transaction.

         Please confirm chat the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                         Yours sincerely,

                                         JPMORGAN CHASE BANK

                                         By: /s/ DEBORAH HOOPER
                                         Name:  DEBORAH HOOPER
                                         Title: VICE PRESIDENT

Confirmed as of the date first
above written:

NELNET INC.

By: /s/ Terry Heimes
    ---------------------------

Name: Terry Heimes
      -------------------------
Title: CFO
       ------------------------

apl/(a)kw/(a)apl

Confirmation - Swap Transaction                JPMorgan Ref: 0001721703/66095187

                    Global Derivative Operations Contact List

                                  CONFIRMATIONS

                                                                              Telephone                        Facsimile
                                                                              ---------                        ---------
Single and Cross Currency Swaps, FRA's and Interest Rate Options
Return executed confirmations / Send your confirmations to:          (718) 242-9260 / 9262 / 9263

Discrepancies with Confirm:                                          (718) 242-7294 / 7296 / 3100     (718) 242-9260 / 9262/9263

If you did not receive our Confirmation:                             (718) 242-3313 / 3089 / 3323     (718) 242-9260 / 9262 / 9263

                               RATE RESET ADVICES
       (Single and Cross Currency Swaps, FRA'S and Interest Rate Options)

JPMorgan Chase Bank, London Branch.

If you did not receive a Rare Reset Advice:             44(0) 1202 347715      44(0) 1202 343440
Email: clientfocus_group@jpmorgan.com

JPMorgan Chase Bank, New York Branch
If you did not receive a Rate Reset Advice:         (718) 242-3121 / 7359      (718) 242-4206

                                    PAYMENTS
       (Single and Cross Currency Swaps, FRA's and Interest Rate Options)

JPMorgan Chase Bank, London Branch
Pre-Settlement:                           44(0) 1202-347715        44(0) 1202 343440
Post-Settlement:                          44(0) 1202-347818        44(0) 1202-343440
Email: clientfocus_group@jpmorgan.com

Asia Specific:
Maite Gielissen:                          44(0) 1202 34 7420
Michael Stavonhagen:                      44(0) 1202 34 7607
Jacqueline Deakin:                        44(0) 1202 34 6651
Harvey Haynes:                            44(0) 1202 34 3044
Facsimile:                                44(0) 1202 34 2003
Email: asian-client-queries@jpmorgan.com

JPMorgan Chase Bank, New York Branch
Pre-Settlement:                                (718) 242-3187 / 2827 / 3098(718) 242-5826
Customer Service:                                  (718) 242-7294 / 7296 (718) 242-4216
Email: ny.pre.customer.service@jpmorgan.com
Email: ny.post.customer.service@jpmorgan.com

JPMorgan Chase Bank, London S.W.I.F.T BIC (CHASGB2L) Telex 94060015 JPMorgan Chase Bank, New York S.W.I.F.T BIC (CHASUS33) Telex 420120 CMB UW